RELATED PARTY TRANSACTIONS (Tables)	12 Months Ended
Dec. 31, 2020
Related Party [Abstract]
Schedule of Company's key personnel remuneration
The Company’s key personnel include all non-executive directors on the Board (ten in 2020, eight in 2019 and seven in 2018) and senior executive level members of management (eight in 2020, six in 2019 and 2018). Key personnel remuneration includes the following expenses for each of the years in the three-year period ended December 31, 2020:

	2020	2019	2018
	$	$	$
Short-term benefits including employee salaries and bonuses and director retainer and committee fees	8,845	6,124	5,080
Post-employment and other long-term benefits	593	604	205
Share-based compensation expense (1)	12,894	1,152	1,154
Total remuneration	22,332	7,880	6,439

(1)    The table above does not include amounts recognized in deficit for share-based compensation arising as a result of the amendments to the DSU and PSU plans.